Exhibit 10(a)1

                             SECOND AMENDMENT TO THE
                                SOUTHERN COMPANY
                              EMPLOYEE SAVINGS PLAN


         WHEREAS, Southern Company Services, Inc. ("Company") adopted the latest amendment and restatement of The Southern Company Employee Savings Plan ("Plan"), effective as of January 1, 2002;

         WHEREAS, the Employee Savings Plan Committee ("Committee") desires to amend the Plan to incorporate "catch-up" contributions under Internal Revenue Code Section 414(v);

         WHEREAS, the Committee is authorized pursuant to Section 15.1 of the Plan to amend the Plan at any time, provided that the amendment does not involve a substantial increase in cost to any Employing Company or is necessary or desirable to comply with the laws and regulations applicable to the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, effective as of the first paycheck issued on or after October 1, 2002:

                                       1.

         Article IV of the Plan, "Elective Employer Contributions and Voluntary Participant Contributions," is amended by adding the following new Section 4.12 to the end:

                  4.12 Catch-Up Contributions. All Eligible Participants who will have attained age fifty (50) before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code Section 414(v). Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b) , or 416, as
          applicable, by reason of the making of such catch-up contributions. Catch-up contributions shall be made in such dollar amounts as elected by the Participant.

                                       2.

         Except as amended herein by this Second Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through the duly authorized members of the Employee Savings Plan Committee, has adopted this Second Amendment to The Southern Company Employee Savings Plan this ____ day of ___________________, 2002.

                                               EMPLOYEE SAVINGS PLAN COMMITTEE:

                             THIRD AMENDMENT TO THE
                                SOUTHERN COMPANY
                              EMPLOYEE SAVINGS PLAN


         WHEREAS, Southern Company Services, Inc. ("Company") adopted the latest amendment and restatement of The Southern Company Employee Savings Plan ("Plan"), effective as of January 1, 2002;

         WHEREAS, in connection with filing the Plan for a favorable determination letter with the Internal Revenue Service, the Internal Revenue Service has requested that certain technical changes be made to the Plan;

         WHEREAS, the Committee is authorized pursuant to Section 15.1 of the Plan to amend the Plan at any time, provided that the amendment does not involve a substantial increase in cost to any Employing Company or is necessary or desirable to comply with the laws and regulations applicable to the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, effective as of January 1, 2002:

1.

         Section 2.3 is amended to read as follows:

                  2.3 "Actual Deferral Percentage" shall mean the ratio (expressed as a percentage) of Elective Employer Contributions on behalf of an Eligible Participant for the Plan Year to the Eligible Participant's compensation for the Plan Year. For the purpose of determining an Eligible Participant's Actual Deferral Percentage for a Plan Year, the Committee may elect to consider an Eligible Participant's compensation for (a) the entire Plan Year or (b) that portion of the Plan Year in which the Eligible Participant was eligible to have Elective Employer Contributions made on his behalf, provided that such election is applied uniformly to all Eligible Participants for the Plan Year. For purposes of this Section 2.3, "compensation" shall mean actual compensation for services rendered or paid by the Employer to an Eligible Participant which is currently includible in the Eligible Participant's gross income, as reported on the Eligible Participant's Federal Income Tax Withholding Statement (Form W-2), plus
         (i) an Eligible Participant's elective deferrals under Code Section 402(g)(3), (ii) amounts contributed or deferred under Code Section 125 by the Employer at the Eligible Participant's election that are not includable in the Eligible Participant's gross income, and (iii) amounts which are not includable in an Eligible Participant's gross income by reason of Code Sections 132(f)(4) or 457. Compensation also shall be limited pursuant to Code Section 401(a)(17). The Actual Deferral Percentage of an Eligible Participant who does not have Elective Employer Contributions made on his behalf shall be zero.

                                       2.

         Section 2.19 is amended to read as follows:

                  2.19 "Contribution Percentage shall mean the ratio (expressed as a percentage), of the sum of the Voluntary Participant Contributions and Employer Matching Contributions under the Plan on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's compensation for the Plan Year. For the purpose of determining an Eligible Participant's Contribution Percentage for a Plan Year, the Committee may elect to consider an Eligible Participant's compensation for (a) the entire Plan Year or (b) that portion of the Plan Year in which the individual is an Eligible Participant, provided that such election is applied uniformly to all Eligible Participants for the Plan Year. For purposes of this Section 2.19, "compensation" shall mean actual compensation for services rendered or paid by the Employer to an Eligible Participant which is currently includible in the Eligible Participant's gross income, as reported on the Eligible Participant's Federal Income Tax Withholding Statement (Form W-2), plus (i) an Eligible Participant's elective deferrals under Code Section 402(g)(3),
         (ii) amounts contributed or deferred under Code Section 125 by the Employer at the Eligible Participant's election that are not includable in the Eligible Participant's gross income, and (iii) amounts which are not includable in an Eligible Participant's gross income by reason of Code Sections 132(f)(4) or 457. Compensation also shall be limited pursuant to Code Section 401(a)(17). The Contribution Percentage of an Eligible Participant who does not make Voluntary Participant Contributions or have Employer Matching Contributions made on his behalf shall be zero.

                                       3.

         Section 2.37 is amended to read as follows:

                  2.37 "Highly Compensated Employee" shall mean (in accordance with and subject to Code Section 414(q) and any regulations, rulings, notices or procedures thereunder), with respect to any Plan Year: (1) any Employee who was a five percent (5%) owner of The Southern Company or an Affiliated Employer (as determined pursuant to Code Section 416) during the Plan Year or the immediately preceding Plan Year, or (2) any Employee who had compensation in excess of $80,000 in the preceding Plan Year. The $80,000 amount shall be adjusted for inflation and for short Plan Years, pursuant to Code Section 414(q). The Employer may, at its election, limit Employees who had compensation in excess of $80,000 to only those Employees who fall within the "top-paid group," as defined in Code Section 414(q) excluding those employees described in Code Section 414(q)(8) for such purpose. In determining whether an Employee is a Highly Compensated Employee, the Committee may make any elections authorized under applicable regulations, rulings, notices, or revenue procedures. For purposes of this Section 2.37, "compensation" shall mean compensation within the meaning of Code Section 415(c)(3).

                                       4.

         Section 2.52 is amended by replacing the reference to "Section 401(a)(4) or Section 410" with "Section 401(a)(4) and Section 410".

5.

         A new paragraph (e) is added to the end of Section 16.3, to read as follows:

                  (e) For all top-heavy purposes other than the determination of whether an Employee is a Key Employee, "compensation" shall mean all payments by the Employer to an Eligible Participant included as wages within the meaning of Code Section 3401(a) and all other payments of compensation to an Eligible Participant by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Eligible Participant a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. Compensation for this purpose shall be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the Eligible Participant or the services performed. Compensation shall also include (i) an Eligible Participant's elective deferrals under Code Section 402(g)(3), (ii) amounts contributed or deferred under Code Section 125 by the Employer at the Eligible Participant's election that are not includable in the Eligible Participant's gross income, and (iii) amounts which are not includable in an Eligible Participant's gross income by reason of Code Sections 132(f)(4) or 457. Compensation also shall be limited pursuant to Code Section 401(a)(17).

                                       6.

         Except as amended herein by this Third Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through the duly authorized members of the Employee Savings Plan Committee, has adopted this Third Amendment to The Southern Company Employee Savings Plan this ____ day of ___________________, 2003.

                                               EMPLOYEE SAVINGS PLAN COMMITTEE:

                             FOURTH AMENDMENT TO THE
                                SOUTHERN COMPANY
                              EMPLOYEE SAVINGS PLAN

         WHEREAS, Southern Company Services, Inc. ("Company") adopted the latest amendment and restatement of The Southern Company Employee Savings Plan ("Plan"), effective as of January 1, 2002;

         WHEREAS, the Committee desires to increase the Elective Employer Contribution and the Voluntary Participant Contribution percentage maximums for Highly Compensated Employees;

         WHEREAS, the Committee desires to revise the distribution provisions for alternate payees under qualified domestic relations orders;

         WHEREAS, the Committee is authorized pursuant to Section 15.1 of the Plan to amend the Plan at any time, provided that the amendment does not involve a substantial increase in cost to the Employing Company or is necessary or desirable to comply with the laws and regulations applicable to the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows:

                                       1.

         Section 4.1, "Elective Employer Contributions," is deleted in its entirety and replaced with the following new Section 4.1, effective as of April 1, 2003:

                  4.1 Elective Employer Contributions. Subject to the combined limitation on Elective Employer Contributions and Voluntary Participant Contributions under Section 4.6, an Eligible Employee who meets the participation requirements of Article III may elect in accordance with the procedures established by the Committee to have his Compensation reduced by a whole percentage of his Compensation, which percentage shall not be less than one percent (1%) nor more than twenty-five percent (25%) of his Compensation, except to the extent permitted under Section 4.12 of the Plan and Code Section 414(v), such Elective Employer contribution to be contributed to his Account under the Plan.

                                       2.

         The last sentence of Section 4.6, "Voluntary Participant
Contributions," is deleted in its entirety and replaced with the following new sentences, effective as of April 1, 2003:

          Notwithstanding the above, a Highly Compensated Employee may elect to contribute not less than one percent (1%) nor more than six percent (6%) of his Compensation as a Voluntary Participant Contribution, provided that the sum of his Elective Employer Contributions and Voluntary Participant Contributions shall not exceed twenty-five percent (25%) of his Compensation. The forgoing limitation for Highly Compensated Employees shall apply at the time an Eligible Employee is first identified by the Employing Company as a Highly Compensated Employee.

                                       3.

         Section 12.8, "Distributions to Alternate Payees," is deleted in its entirety and replaced with the following new Section 12.8, effective as of April 1, 2003:

                    12.8 Distributions to Alternate Payees. If the Participant's Account under the Plan shall become subject to any domestic relations order which (a) is a qualified domestic relations order satisfying the requirements of Section 414(p) of the Code and (b) requires the immediate distribution in a single lump sum of the entire portion of the Participant's Account required to be segregated for the benefit of an alternate payee, then the entire interest of such alternate payee shall be distributed in a single lump sum within ninety (90) days following the Employing Company's notification to the Participant and the alternate payee that the domestic relations order is qualified under Section 414(p) of the Code, or as soon as practicable thereafter. Such distribution to an alternate payee shall be made even if the Participant has not separated from the service of the Affiliated Employers. Any other distribution pursuant to a qualified domestic relations order shall not be made earlier than the Participant's separation from service, or his attainment of age fifty
          (50), if earlier. Such distribution to an alternate payee shall be made only in a manner permitted under Articles XI or XII of the Plan and only to the extent the Participant would be eligible for such distribution option had the Participant retired or otherwise separated from the service of the Affiliated Employers.

                                       4.

         Except as amended by this Fourth Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through the duly authorized members of the Employee Savings Plan Committee, has adopted this Fourth Amendment to The Southern Company Employee Savings Plan this ________ day of __________________, 2003.


                                               EMPLOYEE SAVINGS PLAN COMMITTEE

                                 FIFTH AMENDMENT
                                     TO THE
                                SOUTHERN COMPANY
                              EMPLOYEE SAVINGS PLAN

         WHEREAS, Southern Company Services, Inc. ("Company") adopted the latest amendment and restatement of The Southern Company Employee Savings Plan ("Plan"), effective as of January 1, 2002;

         WHEREAS, the Committee desires to amend the Plan to allow the Committee to take such actions as it deems necessary or appropriate to administer the Plan during any period in which trading of one or more investments has been suspended or discontinued for any reason;

         WHEREAS, the Committee is authorized pursuant to Section 15.1 of the Plan to amend the Plan at any time, provided that the amendment does not involve a substantial increase in cost to the Employing Company or is necessary or desirable to comply with the laws and regulations applicable to the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows:

                                       1.


          A new Section 8.9 shall be added to the Plan to read as follows, effective as of July 15, 2003:

                    8.9 Suspension, Discontinuance or Restriction of Trading. Notwithstanding any provision of the Plan to the contrary, the Committee shall take such actions as it deems necessary or appropriate to administer the Plan during any period in which trading of one or more investments has been suspended, discontinued, or otherwise restricted (for example, by ceasing to be traded on a recognized exchange) by application of the securities laws or for any other reason. Such action may include, but shall not be limited to; delaying or restricting fund transfers of such investment; delaying, limiting the amount of, or changing the source of loans, withdrawals or distributions under the Plan; or excluding such investment for purposes of determining the availability of loans or withdrawals. However, in no event shall the foregoing give the Committee discretion or control over the investment of Plan assets.

                                       2.

         Except as amended by this Fifth Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through the duly authorized members of the Employee Savings Plan Committee, has adopted this Fifth Amendment to The Southern Company Employee Savings Plan this ________ day of __________________, 2003.


                                              EMPLOYEE SAVINGS PLAN COMMITTEE